Exhibit 99.1

Wireless Telecom GroupINC.

25 Eastmans Road, Parsippany, NJ 07054

Tel. (973) 386-9696      Fax (973) 402-4042

WIRELESS TELECOM GROUP ANNOUNCES

SECOND QUARTER 2018 FINANCIAL RESULTS

NEWS RELEASE

Highlights of the quarter:

•	Net revenues of $13,414,000 for the quarter ended June 30, 2018
o	A year over year increase of $1,481,000, or 12%
•	Gross Profit of $6,170,000, or 46% of revenue, for the quarter ended June 30, 2018
o	A year over year increase of $2,826,000, or 85% (2017 gross profit includes $1,930,000 impairment charge)
•	Net loss of $180,000 for the quarter ended June 30, 2018
o	Compared to a net loss of $1,370,000 for the same period last year
•	Non-GAAP Adjusted EBITDA of $1,076,000 for the quarter ended June 30, 2018
o	A year over year increase of $169,000, or 19%
•	New customer orders of $11,871,000 for the quarter ended June 30, 2018
o	Compared to new customer orders of $12,110,000 for the same period last year
•	June 30, 2018 order backlog of $8,801,000
o	A year over year increase of $1,831,000

August 9, 2018

Parsippany, New Jersey – Wireless Telecom Group, Inc. (NYSE AMERICAN: WTT) (the “Company”) announced today results for the second quarter ended June 30, 2018.

For the quarter ended June 30, 2018, the Company reported consolidated net revenues of $13,414,000, compared to $11,933,000 for the same period in 2017, an increase of 12%. Net revenues in the Network Solutions segment were $5,636,000, compared to $5,617,000 for the same period in 2017, an increase of .3%. Net revenues in the Test & Measurement segment were $3,534,000, compared to $3,316,000 for the same period in 2017, an increase of 6.6%. Net revenues in the Embedded Solutions segment were $4,244,000, compared to $3,000,000 for the same period in 2017, an increase of 41.5%.

The Company also reported consolidated gross profit of $6,170,000, or 46% of revenue, for the quarter ended June 30, 2018, compared to $3,344,000, or 28% of revenue, for the same period in 2017. The 2017 second quarter gross profit was adversely affected by a non-cash inventory impairment charge of $1,930,000.

For the quarter ended June 30, 2018, gross profit in the Network Solutions segment was $2,468,000, or 43.8%, compared to $1,182,000, or 21%, for the same period in 2017. Network Solutions gross profit in the 2017 quarter was adversely affected by approximately $1.2 million of an inventory impairment charge. Gross profit in the Test & Measurement segment was $1,815,000, or 51.4%, for the quarter ended June 30, 2018, compared to $832,000, or 25.1%, for the same period in 2017. Test & Measurement gross profit in the 2017 quarter was adversely affected by approximately $725,000 of an inventory impairment charge. Gross profit in the Embedded Solutions segment was $1,887,000, or 44.5% for the quarter ended June 30, 2018, compared to $1,330,000, or 44.3%, for the same period in 2017.

For the quarter ended June 30, 2018, the Company reported consolidated operating expenses of $6,137,000, compared to $5,614,000 for the same period in 2017, an increase of $523,000. Non GAAP operating expenses were $5,265,000 for the three months ended June 30, 2018 compared to $4,467,000 for the year ago period.

The Company reported a net loss of $180,000 for the quarter ended June 30, 2018, compared to a net loss of $1,370,000 for the same period in 2017.

Non-GAAP Adjusted EBITDA for the quarter ended June 30, 2018 was $1,076,000, compared to non-GAAP Adjusted EBITDA of $907,000 for the same period in 2017.

The Company defines EBITDA as its net earnings before interest expense, provisions for taxes, depreciation expense and amortization expense. “Adjusted EBITDA” is EBITDA excluding our stock compensation expense, restructuring charges, acquisition expenses, integration expenses, the one-time non-cash inventory impairment charges, unrealized and realized foreign exchange gains and losses, and other non-recurring costs. A reconciliation of net income to non-GAAP Adjusted EBITDA is included as an attachment to this press release.

The Company reported cash flow provided by operations of $196,000 for the six months ending June 30, 2018 compared to cash provided by operations of $489,000 for the same period in 2017. Cash flow from operations for the six months ended June 30, 2018 was impacted by higher working capital which reflects the improved funnel and backlog and the mix of sales to our larger customers with longer payment terms.

The Company reported customer orders of $11,871,000 during the quarter ending June 30, 2018, compared to $12,110,000 of customer orders for the same period in 2017. The consolidated backlog of firm orders to be shipped in the next twelve months was approximately $8,801,000 at June 30, 2018, a year over year increase of $1,831,000 over the backlog of $6,970,000 at June 30, 2017.

Tim Whelan, CEO of Wireless Telecom Group, Inc., commented, “We are very pleased with a stronger than expected quarter of results and we are especially pleased with the organic growth realized in our Test & Measurement and Embedded Solutions segment. We believe these results reflect the investments we have made in our channels, our products and in the acquisition of CommAgility.”

Whelan continued, “We are continuing to improve our operational and financial performance through top line growth, lean manufacturing and supply chain improvements. We continue to invest in our R&D roadmaps and we are excited by our products for 5G and millimeter wave development which we recently showcased. We are adding value to our customers in their continued investments in long-term network densification, 4G and 5G testing applications, government and military radar applications, and LTE network deployments. Our most recent product announcement is focused on new products for in-building public safety networks, an area of investment with new requirements from local governments and investments related to FirstNet deployments. We expect to see continued strong customer bookings and financial results in the third quarter.”

The Company expects the following in the quarter ended September 30, 2018 for the three combined segments:

•	Revenue between $13,000,000 and $13,500,000
•	Gross margins between 45% and 46%
•	Non-GAAP operating expenses between $5.4 and $5.5 million (specifically, the Company’s GAAP operating expenses, excluding depreciation expense, amortization expense, stock compensation expense, restructuring charges, purchase accounting adjustments in accordance with US GAAP, and non-recurring CommAgility acquisition and integration expenses, which cannot be itemized for reconciliation to the comparable future GAAP measure at this time).

Conference Call

As previously announced, Wireless Telecom Group Inc. will host a conference call today at 8:30 a.m. ET in which management will discuss second quarter 2018 results and related matters. To participate in the conference call, dial 800-346-7359 or 973-528-0008. The conference identification number is 740345. The call will also be webcast over the internet at the following URL:

https://www.webcaster4.com/Webcast/Page/1690/26930

A replay will be made available on the Wireless Telecom website for a limited period of time following the conference call.

Contact: Mike Kandell
(973) 386-9696

Or

John Nesbett or Jen Belodeau
IMS
(203) 972 9200

Use of Non-GAAP Financial Measures

The Company reports its financial results in accordance with generally accepted accounting principles (“GAAP”). Management believes, however, that certain non-GAAP financial measures used in managing the Company’s business may provide users of this financial information with additional meaningful comparisons between current results and prior reported results. Certain of the information set forth herein constitutes non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. We have presented herein a reconciliation of these measures to the most directly comparable GAAP financial measure.

The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies. The foregoing measures do not serve as a substitute and should not be construed as a substitute for GAAP performance, but provide supplemental information concerning our performance that our investors and we find useful.

The Company views Adjusted EBITDA as an important indicator of performance, consistent with the manner in which management measures and forecasts the Company’s performance. We believe Adjusted EBITDA is an important performance metric because it facilitates the analysis of our results, exclusive of certain non-cash items, including items which do not directly correlate to our business operations.

The Company believes that Adjusted EBITDA metrics provide qualitative insight into our current performance; we use these measures to evaluate our results, the performance of our management team and our management’s entitlement to incentive compensation; and we believe that making this information available to investors enables them to view our performance the way that we view our performance and thereby gain a meaningful understanding of our core operating results, in general, and from period to period.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, such forward-looking statements may be identified by terms such as believe, expect, seek, may, will, intend, project, anticipate, plan, estimate, guidance or similar words. Forward-looking statements include, among others, statements regarding revenue, gross margins, non-GAAP operating expenses and customer bookings for the quarter ending September 30, 2018 and free cash flow and debt reduction in the second half of the year. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results, including, among others, the Company’s ability to successfully integrate acquired businesses, the ability of management to successfully implement the Company’s business plan and strategy, product demand and development of competitive technologies in the Company’s market sector, the impact of competitive products and pricing, the loss of any significant customers of the Company, and other risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017. These forward-looking statements speak only as of the date of this release and the Company does not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, as except as required by law.

About Wireless Telecom Group, Inc.

Wireless Telecom Group, Inc., comprised of Boonton Electronics, CommAgility, Microlab and Noisecom, is a global designer and manufacturer of advanced RF and microwave components, modules, systems and instruments. Serving the wireless, telecommunication, satellite, military, aerospace, semiconductor and medical industries, Wireless Telecom Group products enable innovation across a wide range of traditional and emerging wireless technologies. With a unique set of high-performance products including peak power meters, signal analyzers, signal processing modules, LTE PHY and stack software, power splitters and combiners, GPS repeaters, public safety monitors, noise sources, and programmable noise generators, Wireless Telecom Group supports the development, testing, and deployment of wireless technologies around the globe. Wireless Telecom Group is headquartered in Parsippany, New Jersey, in the New York City metropolitan area, and maintains a global network of Sales and Service offices for excellent product service and support. Wireless Telecom Group’s website address is http://www.wtcom.com.

Wireless Telecom GroupINC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME/(LOSS)

(In thousands, except share and per share amounts, Unaudited)

	Three Months Ended June 30		Six Months Ended June 30
	2018	2017	2018	2017
NET REVENUES	$13,414	$11,933	$26,678	$21,482

COST OF REVENUES	7,244	8,589	14,239	13,805

GROSS PROFIT	6,170	3,344	12,439	7,677

Operating Expenses
Research and Development	1,313	1,130	2,469	2,217
Sales and Marketing	1,933	1,663	3,844	3,215
General and Administrative	2,678	2,821	5,311	6,233
Loss on change in fair value of contingent consideration	213	-	213	-
Total Operating Expenses	6,137	5,614	11,837	11,665

Operating income/(loss)	33	(2,270)	602	(3,988)

Other income/(expense)	33	(2)	(13)	(3)
Interest Expense	(141)	(110)	(234)	(159)

(Loss)/Income before taxes	(75)	(2,382)	355	(4,150)

Tax Provision/(Benefit)	105	(1,012)	161	(1,551)

Net (Loss)/Income	$(180)	$(1,370)	$194	$(2,599)

Other Comprehensive (Loss)/Income:
Foreign currency translation adjustments	(963)	635	(383)	576
Comprehensive (Loss)	$(1,143)	$(735)	$(189)	$(2,023)

Net (Loss)/Income per common share:
Basic	$(0.01)	$(0.07)	$0.01	$(0.13)
Diluted	$(0.01)	$(0.07)	$0.01	$(0.13)

Weighted average shares outstanding:
Basic	20,864,428	19,765,101	20,755,027	19,577,271
Diluted	20,864,428	19,765,101	21,510,539	19,577,271

WIRELESS TELECOM GROUP, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and par value amounts)

	June 30	December 31
	2018	2017
	(Unaudited)
CURRENT ASSETS
Cash & cash equivalents	$2,635	$2,458
Accounts receivable - net of reserves of $66 and $44, respectively	10,979	9,041
Inventories - net of reserves of $1,661 and $1,856, respectively	7,565	6,526
Prepaid expenses and other current assets	1,358	4,733
TOTAL CURRENT ASSETS	22,537	22,758
PROPERTY PLANT AND EQUIPMENT - NET	2,760	2,730
OTHER ASSETS
Goodwill	10,066	10,260
Acquired Intangible Assets, net	3,864	4,511
Deferred income taxes	6,146	5,939
Other	647	723
TOTAL OTHER ASSETS	20,723	21,433
TOTAL ASSETS	$46,020	$46,921
CURRENT LIABILITIES
Short term debt	$2,583	$1,335
Accounts payable	4,007	4,109
Accrued expenses and other current liabilities	5,133	2,894
Deferred Revenue	376	629
TOTAL CURRENT LIABILITIES	12,099	8,967
LONG TERM LIABILITIES
Long term debt	418	494
Other long term liabilities	98	1,590
Deferred Tax Liability	1,033	767
TOTAL LONG TERM LIABILITIES	1,549	2,851
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY
Preferred stock, $.01 par value, 2,000,000 shares authorized, none issued	-	-
Common stock, $.01 par value, 75,000,000 shares authorized, 34,168,252 and 33,868,252 shares issued, 20,979,651 and 22,772,167 shares outstanding	342	339
Additional paid in capital	48,127	47,494
Retained earnings	7,791	7,176
Treasury stock at cost, 13,188,601 and 11,096,085 shares, respectively	(24,509)	(20,910)
Accumulated Other Comprehensive Income	621	1,004
TOTAL SHAREHOLDERS’ EQUITY	32,372	35,103

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$46,020	$46,921

WIRELESS TELECOM GROUP, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(In thousands, Unaudited)

	For the Six Months
	Ended June 30
	2018	2017
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES
Net Income/(Loss)	$194	$(2,599)
Adjustments to reconcile net income/(loss) to net cash provided by operating activities:
Depreciation and amortization	1,237	1,059
Amortization of debt issuance fees	39	29
Share-based compensation expense	348	284
Deferred rent	7	13
Deferred income taxes	88	(1,492)
Provision for (recovery of) doubtful accounts	22	(4)
Inventory reserves	45	1,278
Changes in assets and liabilities, net of acquisition:
Accounts receivable	(2,090)	658
Inventories	(1,101)	1,005
Prepaid expenses and other assets	(154)	84
Accounts payable	(50)	(771)
Accrued expenses and other liabilities	1,611	945
Net cash provided by operating activities	196	489
CASH FLOWS (USED) BY INVESTING ACTIVITIES
Capital expenditures	(583)	(318)
Proceeds from asset disposal	-	7
Acquisition of business net of cash acquired	(811)	(8,842)
Net cash (used) by investing activities	(1,394)	(9,153)
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES
Revolver borrowings	19,721	15,794
Revolver repayments	(18,473)	(14,272)
Term loan borrowings	-	760
Term loan repayments	(76)	(38)
Debt issuance fees	-	(215)
Proceeds from exercise of stock options	288	38
Net cash provided by financing activities	1,460	2,067
Effect of exchange rate changes on cash and cash equivalents	(85)	61
NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS	177	(6,536)
Cash and cash equivalents, at beginning of period	2,458	9,351
CASH AND CASH EQUIVALENTS, AT END OF PERIOD	$2,635	$2,815
SUPPLEMENTAL INFORMATION:
Cash paid during the period for interest	$78	$73
Cash paid during the period for income taxes	$24	$34

WIRELESS TELECOM GROUP, INC.

NET REVENUES AND GROSS PROFIT BY SEGMENT

(In thousands, Unaudited)

	Three months ended June 30
	Revenue		% of Revenue		Change
	2018	2017	2018	2017	Amount	Pct.
Network solutions	$5,636	$5,617	42.0%	47.1%	$19	0.3%
Test and measurement	3,534	3,316	26.4%	27.8%	218	6.6%
Embedded solutions	4,244	3,000	31.6%	25.1%	1,244	41.5%
Total net revenues	$13,414	$11,933	100.0%	100.0%	$1,481	12.4%

	Three months ended June 30
	Gross Profit		Gross Profit %		Change
	2018	2017	2018	2017	Amount	Pct.
Network solutions	$2,468	$1,182	43.8%	21.0%	$1,286	108.8%
Test and measurement	1,815	832	51.4%	25.1%	983	118.1%
Embedded solutions	1,887	1,330	44.5%	44.3%	557	41.9%
Total gross profit	$6,170	$3,344	46.0%	28.0%	$2,826	84.5%

	Six months ended June 30
	Revenue		% of Revenue		Change
	2018	2017	2018	2017	Amount	Pct.
Network solutions	$11,147	$11,133	41.8%	51.8%	$14	0.1%
Test and measurement	7,297	6,352	27.3%	29.6%	945	14.9%
Embedded solutions	8,234	3,997	30.9%	18.6%	4,237	106.0%
Total net revenues	$26,678	$21,482	100.0%	100.0%	$5,196	24.2%

	Six months ended June 30
	Gross Profit		Gross Profit %		Change
	2018	2017	2018	2017	Amount	Pct.
Network solutions	$4,911	$3,643	44.1%	32.7%	$1,268	34.8%
Test and measurement	3,660	2,166	50.2%	34.1%	1,494	69.0%
Embedded solutions	3,868	1,868	47.0%	46.7%	2,000	107.1%
Total gross profit	$12,439	$7,677	46.6%	35.7%	$4,762	62.0%

WIRELESS TELECOM GROUP, INC.

RECONCILIATION OF NET INCOME TO NON-GAAP EBITDA AND NON-GAAP ADJUSTED EBITDA

(In thousands, Unaudited)

	Three Months Ended June 30		Six Months Ended June 30
	2018	2017	2018	2017
GAAP Net Income	$(180)	$(1,370)	$194	$(2,599)
Tax Provision/(Benefit)	105	(1,012)	161	(1,551)
Depreciation And Amortization Expense	610	645	1,237	1,059
Interest Expense	141	110	234	159.
Non-GAAP EBITDA	676	(1,627)	1,826	(2,932)
Stock Compensation Expense	161	(18)	348	284
ASC 606 Adjustment	-	-	188	-
Mergers and Acquisitions Expenses	64	17	64	1,290
Integration Expenses	11	117	60	164
Inventory Impairment	-	1,930	-	1,930
Inventory Recovery	(6)	-	(14)	-
FX (Gain)/Loss	(43)	-	4	-
US GAAP Purchase Accounting	213	18	213	71
Restructuring Charges and other non-recurring costs	-	470	-	550
Non-GAAP Adjusted EBITDA	$1,076	$907	$2,689	$1,357

WIRELESS TELECOM GROUP, INC.

RECONCILIATION OF TOTAL OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES

(In thousands, Unaudited)

	Three Months Ended June 30		Six Months Ended June 30
	2018	2017	2018	2017
Total Operating Expenses	$6,137	$5,614	$11,837	$11,665

M&A/Integration	(75)	(135)	(124)	(1,454)
Restructuring	-	(470)	-	(550)
Stock Comp	(161)	18	(348)	(284)
Depreciation and amort. (ex. COGS)	(424)	(559)	(888)	(889)
Contingent Consideration	(213)	-	(213)	-
Non GAAP Operating Expenses	$5,265	$4,467	$10,264	$8,488